UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 17, 2012

LOWE’S COMPANIES, INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-7898	56-0578072
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe's Blvd., Mooresville, NC	28117
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 17, 2012, Lowe’s Companies Inc. (the “Company”) announced that it has withdrawn its non-binding proposal dated July 8, 2012 to the Board of Directors of RONA Inc. (“RONA”) to acquire all of the issued and outstanding common shares of RONA for C$14.50 cash per share.

A copy of the press release announcing the Company’s withdrawal of its non-binding proposal is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release dated September 17, 2012 announcing the Company's withdrawal of its non-binding proposal to acquire RONA for C$14.50 cash per share

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE'S COMPANIES, INC.

Date: September 17, 2012	/s/ Gaither M. Keener, Jr.
	By:	Gaither M. Keener, Jr.
Chief Legal Officer, Chief Compliance
Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated September 17, 2012 announcing the Company’s withdrawal of its non-binding proposal to acquire RONA for C$14.50 cash per share